UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

___________________________________________________________
FORM 8-K
___________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 4, 2017
___________________________________________________________

FENIX PARTS, INC.
(Exact name of registrant as specified in its charter)
___________________________________________________________

Delaware	001-37382	46-4421625
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

One Westbrook Corporate Center, Suite 920
Westchester, Illinois 60154
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(708) 407-7200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On April 4, 2017, the Nasdaq Hearings Panel (the "Panel") issued a decision granting the Company’s request for the continued listing of its common stock on The Nasdaq Stock Market (“Nasdaq”), which decision followed upon the Company’s filing of its Quarterly Reports on Form 10-Q for its fiscal quarters ended September 30, 2016 and June 30, 2016 (the "Quarterly Reports") and the Company’s hearing before the Panel on March 30, 2017. As previously reported, the Company had failed to meet the terms of the exception granted by Nasdaq, which gave the Company until February 13, 2017 to file its late Quarterly Reports. Pursuant to the Panel’s decision, the Company’s continued listing on Nasdaq is subject to the Company filing with the Securities and Exchange Commission (1) its Annual Report on Form 10-K for the year ended December 31, 2016 by May 26, 2017 (the “2016 Form 10-K”) and (2) its Quarterly Report on Form 10-Q for the period ended March 31, 2017 by June 30, 2017. The Company is also required to provide prompt notification of any significant events that occur during this exception period which call into question the Company's historical financial information or ability to maintain compliance with any Nasdaq listing requirement or exception deadline. The Panel reserved the right to reconsider the terms of the exception. Furthermore, the Nasdaq Listing and Hearing Review Council has the right to review the Panel's decision within 45 days after its issuance.

Separately and as expected, the Company received a delinquency letter on April 5, 2017 from the Nasdaq Listing Qualifications staff in connection with its inability to timely file the 2016 Form 10-K, as required by Nasdaq Listing Rule 5250(c)(1). While the notice indicated that the Panel would consider the matter in connection with the Company’s continued listing and that the Company should present its views to the Panel with respect to this additional deficiency no later than April 12, 2017, this delinquency was anticipated and factored into the Panel’s decision discussed above, which granted the Company an exception until May 26, 2017 to file the 2016 Form 10-K.

On April 5, 2017, the Company issued a press release announcing the decision of the Panel and the receipt of the deficiency letter, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

99.1	Press release dated April 5, 2017

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 5, 2017

Fenix Parts, Inc.
By:	/s/ Kent Robertson
Name:	Kent Robertson
Title:	President and Chief Executive Officer